AMENDMENT NO. 2
TO
THE AMENDED AND RESTATED DISTRIBUTION PLAN FOR
THE AAL MUTUAL FUNDS

The Amended and Restated Distribution Plan for The AAL Mutual Funds as adopted by a vote of the Board of Trustees and that of the Qualified Trustees of the Trust on January 8, 1997, as amended, is hereby further amended, effective July 1, 2000, as follows:

  Exhibit A and Exhibit B to The AAL Mutual Funds Distribution Plan is amended to add The AAL Large Company Index Fund II, The AAL Mid Cap Index Fund II, The AAL Small Cap Index Fund II, The AAL Aggressive Growth Fund and The AAL Technology Stock Fund. As amended Exhibits A and B, effective July 1, 2000, and attached hereto.

                                    EXHIBIT A
                    TO THE AAL MUTUAL FUNDS DISTRIBUTION PLAN
                            (Effective July 1, 2000)

                                 CLASS A SHARES

1.       The AAL Capital Growth Fund
         .25 of 1% of the average net assets
2.       The AAL Bond Fund
         .25 of 1% of the average net assets
3.       The AAL Municipal Bond Fund
         .25 of 1% of the average net assets
4.       The AAL Money Market Fund
         .125 of 1% of the average net assets
5.       The AAL U.S. Government Zero Coupon Target Fund, Series 2001
         .10 of 1% of the average net assets
6.       The AAL U.S. Government Zero Coupon Target Fund, Series 2006
         .10 of 1% of the average net assets
7.       The AAL Mid Cap Stock Fund (f/k/a The AAL Smaller Company Stock Fund)
         .25 of 1% of the average net assets
8.       The AAL Equity Income Fund
         .25 of 1% of the average net assets
9.       The AAL International Fund
         .25 of 1% of the average net assets
10.      The AAL Small Cap Stock Fund
         .25 of 1% of the average net assets
11.      The AAL Large Company Index Fund II
         .25 of 1% of the average net assets
12.      The AAL Mid Cap Index Fund II
         .25 of 1% of the average net assets
13.      The AAL Small Cap Index Fund II
         .25 of 1% of the average net assets
14.      The AAL Aggressive Growth Fund
         .25 of 1% of the average net assets
15.      The AAL Technology Stock Fund
         .25 of 1% of the average net assets

                                    EXHIBIT B
                    TO THE AAL MUTUAL FUNDS DISTRIBUTION PLAN
                            (Effective July 1, 2000)

                                 CLASS B SHARES

1.       The AAL Capital Growth Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

2.       The AAL Bond Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

3.       The AAL Municipal Bond Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

4.       The AAL Money Market Fund
         12b-1 Distribution Fee: 0.75 of 1%, and
         Service Fee: 0.125 of 1%

5.       The AAL Mid Cap Stock Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

6.       The AAL Equities Income Fund (f/k/a The AAL Utilities Fund)
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

7.       The AAL International Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

8.       The AAL Small Cap Stock Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

9.       The AAL High Yield Bond Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         Service Fee: 0.25 of 1% of the average net assets

10.      The AAL Balanced Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         .Service Fee: 0.25 of 1% of the average net assets

11.      The AAL Large Company Index Fund II
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         .Service Fee: 0.25 of 1% of the average net assets
         .

12.      The AAL Mid Cap Index Fund II
          12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         .Service Fee: 0.25 of 1% of the average net assets

 13.     The AAL Small Cap Index Fund II
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         .Service Fee: 0.25 of 1% of the average net assets

14.      The AAL Aggressive Growth Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         .Service Fee: 0.25 of 1% of the average net assets

15.      The AAL Technology Stock Fund
         12b-1 Distribution Fee: 0.75 of 1% of the average net assets, and
         .Service Fee: 0.25 of 1% of the average net assets